                                 EXHIBIT 10.65
                                 -------------

                                AMENDMENT NO. 2
                           Dated as of March 2, 1998
                                       to
                                CREDIT AGREEMENT
                         Dated as of November 20, 1995


          THIS AMENDMENT NO. 2 ("Amendment") dated as of March 2, 1998, is entered into among Smart & Final Inc. (the "Company"), the Banks (as defined in the Credit Agreement referred to below) and Credit Lyonnais Los Angeles Branch, in its individual capacity as a Bank and in its capacity as Agent for the Banks (in such capacity, the "Agent").

          PRELIMINARY STATEMENT. The Agent, the Banks and the Company are parties to that certain Credit Agreement dated as of November 20, 1995 and that certain Amendment No. 1 to Credit Agreement dated as of May 10, 1996 (as so amended, the "Credit Agreement"). The Company has requested that the Banks agree to further amend the Credit Agreement as provided herein. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

          SECTION 1.  Amendments to the Credit Agreement.
                      ----------------------------------

          Effective as of the date of this Amendment and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

          1.1 The definition of "Cash Flow" as set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          " 'Cash Flow' shall mean, at any date and for any period, the sum of net income (excluding pre-tax special charges recorded in the fourth quarter of fiscal year 1997 in an amount not to exceed $8.9 million, and non-cash unusual items and minority interest in earnings), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period."

          1.2 The definition of "Calculated Debt" as set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          " 'Calculated Debt' shall mean, as to any Person, at any date, for any period and without duplication, the sum of (i) all obligations of such Person for borrowed money, excluding obligations under synthetic leases to the extent that operating lease expenses for such synthetic leases are included in the calculation of (iv) thereafter, (ii) all obligations of such Person
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          evidenced by bonds, debentures, notes or similar instruments, (iii)
          all obligations of such Person as lessee under capital leases, and
          (iv) the product of (1) eight and (2) operating lease expense of such Person (determined in accordance with generally accepted accounting principles) for the period in question."

          1.3 Section 6.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "The Company will not permit its Tangible Net Worth at any time of determination to be less than (A) for the period commencing on January 1, 1995 and ending on the last day of the 3rd quarter of fiscal 1997, the sum of (i) $100,000,000 and (ii) fifty percent (50%) of the net income (but only to the extent that such net income is a positive number) of the Company; (B) as of fiscal year ended January 4, 1998, $150,000,000; and (C) thereafter, the sum of (i) $150,000,000 and (ii)
          fifty percent (50%) of the net income earned in those fiscal quarters for which net income of the Company is positive, and which end after January 4, 1998."

          1.4 Section 6.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "The Company will not permit the Cash Flow Ratio, as of the last day of the following fiscal quarters of the Company and determined with respect to the four (4) fiscal quarters of the Company then ended, to be greater than the ratio set forth opposite such period:

          Period                          Maximum Ratio
          ------                          -------------
          4th Quarter of Fiscal 1995        4.00 to 1
          1st Quarter of Fiscal 1996        4.00 to 1
          2nd Quarter of Fiscal 1996        4.00 to 1
          3rd Quarter of Fiscal 1996        4.00 to 1
          4th Quarter of Fiscal 1996        4.00 to 1
          1st Quarter of Fiscal 1997        4.00 to 1
          2nd Quarter of Fiscal 1997        4.00 to 1
          3rd Quarter of Fiscal 1997        4.00 to 1
          4th Quarter of Fiscal 1997        5.00 to 1
          1st Quarter of Fiscal 1998        5.00 to 1
          2nd Quarter of Fiscal 1998        5.00 to 1
          3rd Quarter of Fiscal 1998        5.00 to 1
          4th Quarter of Fiscal 1998        4.50 to 1
          Thereafter                        4.25 to 1"

          SECTION 2.  Conditions Precedent; Effectiveness.  This Amendment shall
                      -----------------------------------
become effective and be deemed effective as of the date hereof, if, and only if, the Agent
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shall have received on or before midnight (Los Angeles time) on the date hereof executed counterparts of this Amendment executed by the Company, the Majority Banks and the Agent.

          SECTION 3.  Covenants, Representations and Warranties of the Company.
                      --------------------------------------------------------

          3.1 On the date of its execution hereof, the Company hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement (except for any such representations and warranties which are stated to be made as of a specific date) and all such covenants, representations and warranties shall be deemed to have been remade as of the date of the Company's execution hereof.

          3.2 The Company represents and warrants that this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Credit Agreement.
                      -----------------------------------------------

          4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          4.2 Except as specifically amended or waived above, the Credit Agreement, the Notes and all other loan documents executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement, the Notes or any other loan document, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5.  Execution in Counterpart.  This Amendment may be executed
                      ------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of California without regard to its conflicts of law rules.
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          SECTION 7.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    SMART & FINAL INC.

                                    By: /s/ DONALD G. ALVARADO
                                        ------------------------
                                    Name:  Donald G. Alvarado
                                    Title:  Secretary

                                    CREDIT LYONNAIS
                                       LOS ANGELES BRANCH,
                                       as Agent and as Bank

                                    By: /s/ DIANNE M. SCOTT
                                        -------------------------
                                    Name: Dianne M. Scott
                                    Title: Vice President & Manager

                                    CREDIT LYONNAIS
                                      CAYMAN ISLAND BRANCH,
                                      as Bank

                                    By: /s/ DIANNE M. SCOTT
                                        -------------------------
                                    Name: Dianne M. Scott
                                    Title: Authorized Signatory

                                    NATIONSBANK OF TEXAS, N.A.,
                                       as Bank

                                    By: /s/ BRAD W. DESPAIN
                                        -------------------------
                                    Name: Brad W. DeSpain
                                    Title:  Senior Vice President

                                    WELLS FARGO BANK, N.A.,
                                       as successor of First Interstate
                                      Bank of California, as Bank


                                    By: /s/ JUDY A. VODHANEL
                                        -------------------------
                                    Name: Judy A. Vodhanel
                                    Title: Vice President
                                    Name: Eugene Fuentes
                                    Title: Vice President


                                    FIRST HAWAIIAN BANK,
                                       as Bank

                                    By: /s/ SCOTT R. NAHME
                                        -------------------------
                                    Name: Scott R. Nahme
                                    Title: Assistant Vice President
                                           National Corporate Banking